UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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AirNet Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIRNET SYSTEMS, INC.
7250 Star Check Drive
Columbus, Ohio 43217
April ___, 2007
Dear Shareholders:
     The 2007 Annual Meeting of Shareholders of AirNet Systems, Inc. (“AirNet”) will be held at 10:00 a.m., Eastern Daylight Saving Time, on Wednesday, June 6, 2007, at the Courtyard® by Marriott® Columbus Airport, 2901 Airport Drive, Columbus, Ohio 43219. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement contain detailed information about the business to be conducted at the Annual Meeting.
     The Board of Directors has nominated five directors, each for a term to expire at the 2008 Annual Meeting of Shareholders. The Board of Directors recommends that you vote FOR each of the nominees.
     The Board of Directors has proposed the adoption of amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations to require that shareholders be given written notice at least 10 days (but not more than 60 days) in advance of all shareholder meetings in accordance with the rules of the American Stock Exchange LLC and to permit electronic notices of shareholder meetings. The Board of Directors recommends that you vote FOR the adoption of the proposed amendments.
     On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the prompt return of your proxy card in the enclosed return envelope will save AirNet additional expenses of solicitation and will help ensure that as many common shares as possible are represented at the Annual Meeting.
Sincerely,
Bruce D. Parker
Chairman of the Board, Chief Executive Officer
and President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
GENERAL
BENEFICIAL OWNERSHIP OF COMMON SHARES
ELECTION OF DIRECTORS
PROPOSED AMENDMENTS TO SECTIONS 1.04(A) AND 1.04(B) OF AIRNET’S CODE OF REGULATIONS
CORPORATE GOVERNANCE
BOARD OF DIRECTOR MEETINGS AND COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS OF AIRNET
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
OTHER BUSINESS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On
Wednesday, June 6, 2007

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders of AirNet Systems, Inc. (“AirNet”) will be held on Wednesday, June 6, 2007, at the Courtyard® by Marriott® Columbus Airport, 2901 Airport Drive, Columbus, Ohio 43219, at 10:00 a.m., Eastern Daylight Saving Time, for the following purposes:
1.	To elect five directors to serve for terms expiring at the 2008 Annual Meeting of Shareholders.

2.	To consider and vote upon a proposal to adopt amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations to (a) require that shareholders be given written notice at least 10 days (but not more than 60 days) in advance of all meetings of the shareholders and (b) permit electronic notices of meetings of the shareholders.

3.	To transact any other business which properly comes before the Annual Meeting or any adjournment.
     The close of business on April 27, 2007, has been fixed by the Board of Directors of AirNet as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting.
     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you are the registered shareholder and attend the Annual Meeting, you may revoke your proxy and vote your common shares in person.
By Order of the Board of Directors,
Gary W. Qualmann
Secretary
AirNet Systems, Inc.
7250 Star Check Drive
Columbus, Ohio 43217
April ___, 2007

AirNet Systems, Inc.
7250 Star Check Drive
Columbus, Ohio 43217
(614) 409-4900
PROXY STATEMENT
for
Annual Meeting of Shareholders
To Be Held On
Wednesday, June 6, 2007
     We are sending you this Proxy Statement and the accompanying proxy card because the Board of Directors (the “Board”) of AirNet Systems, Inc. (“AirNet”) is soliciting your proxy to vote at the 2007 Annual Meeting of Shareholders to be held on Wednesday, June 6, 2007 (the “2007 Annual Meeting”), at the Courtyard® by Marriott® Columbus Airport, 2901 Airport Drive, Columbus, Ohio 43219, at 10:00 a.m., Eastern Daylight Saving Time, or any adjournment thereof, for the purposes described in the accompanying Notice of Annual Meeting of Shareholders.
     This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and proxy card were first sent or given on or about April ___, 2007 to shareholders of AirNet entitled to vote their common shares at the 2007 Annual Meeting.
GENERAL
     Only shareholders of record at the close of business on April 27, 2007, are entitled to receive notice of and to vote at the 2007 Annual Meeting. At the close of business on April 9, 2007, there were 10,168,588 common shares outstanding. Each common share entitles the holder to one vote on each matter to be submitted to the shareholders at the 2007 Annual Meeting. A quorum for the 2007 Annual Meeting is a majority of the common shares outstanding. There is no cumulative voting in the election of directors. Other than the common shares, there are no voting securities of AirNet outstanding.
     You may revoke your proxy at any time before it is actually voted at the 2007 Annual Meeting by (i) delivering written notice revoking your proxy to the Secretary of AirNet at the address shown on the cover page of this Proxy Statement, (ii) executing and returning a later-dated proxy card which is received by AirNet prior to the 2007 Annual Meeting or (iii) if you are the registered shareholder, attending the 2007 Annual Meeting and revoking your proxy in person. Attendance at the 2007 Annual Meeting will not, by itself, revoke your proxy.
     If you hold your common shares in “street name” with a broker, a financial institution or another record holder, you may be eligible to appoint your proxy electronically via the Internet or telephonically and may incur costs associated with the electronic access, such as usage charges from Internet access providers and telephone companies. If you hold your common shares in “street name,” you should review the information provided to you by your nominee. This information will describe the procedures you need to follow in instructing the holder of record how to vote the “street name” common shares and how to revoke previously given instructions.
     AirNet will pay the costs of preparing, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials, as well as all other costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access and telephone usage charges if a proxy is appointed electronically through a holder of record. Proxies will be solicited by mail and may be further solicited by additional mailings, personal contact, telephone, electronic mail or facsimile by directors, officers or employees of AirNet, none of whom will receive additional compensation for these solicitation activities. AirNet will reimburse its transfer agent, Computershare Shareholder Services Inc., as well as brokers, financial institutions, and other custodians, fiduciaries and nominees, who are record holders of common shares not beneficially owned by them, for their reasonable expenses in forwarding proxy materials to, and obtaining proxies from, the beneficial owners of the common shares entitled to vote at the 2007 Annual Meeting.
     The inspectors of election appointed for the 2007 Annual Meeting will tabulate the results of shareholder voting. Common shares represented by properly-executed proxy cards returned to AirNet prior to the 2007 Annual Meeting will be counted toward the establishment of a quorum even though they are marked “For,” “Withhold,” “Against,” “Abstain” or not at all. “Broker non-votes” are common shares held of record by brokers or other nominees which are present in person or by proxy at the 2007 Annual Meeting, but which are not voted with respect to a particular proposal because instructions have not been received from the beneficial owner and the broker or nominee does not have discretionary authority to vote the common shares on the proposal. Broker non-votes are counted toward the establishment of a quorum. If you do not return a proxy card and your common shares are held in “street name,” your broker may be permitted, under the applicable rules of the self-regulatory organizations of which it is a member, to vote your common shares on “routine” proposals, such as the uncontested election of directors, even if you do not provide voting instructions. Your broker cannot, however, vote your common shares on other “non-routine” matters without receiving voting instructions from you.
     AirNet’s 2006 Annual Report, which includes AirNet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 fiscal year”), is being sent with this Proxy Statement. Additional copies of AirNet’s 2006 Annual Report and copies of AirNet’s Annual Report on Form 10-K for the 2006 fiscal year may be obtained, without charge, by sending a written request to: Gary W. Qualmann, Chief Financial Officer, Treasurer and Secretary, AirNet Systems, Inc., 7250 Star Check Drive, Columbus, Ohio 43217. AirNet’s Annual Report on Form 10-K for the 2006 fiscal year is posted under the “SEC Filings” link on the “Investor Relations” page of AirNet’s website at www.airnet.com and is also on file with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.
BENEFICIAL OWNERSHIP OF COMMON SHARES
     The following table furnishes information regarding the beneficial ownership of common shares of AirNet by (i) each current director and nominee for re-election as a director of AirNet; (ii) each individual named in the Summary Compensation Table on page ___; and (iii) all current directors and executive officers of AirNet as a group, in each case as of April 9, 2007.

	Amount and Nature of Beneficial Ownership (1)
			Common Shares
			Which Can Be
			Acquired Upon
			Exercise of Options
			Which Are Currently
			Exercisable or
	Common		Which Will First
Name of Beneficial Owner	Shares		Become Exercisable			Percent of
or Number of Persons in Group	Presently Held		Within 60 Days	Total		Class (2)
James M. Chadwick (3)	522,600	(3)	8,800	531,400	(3)	5.2%
Russell M. Gertmenian	5,000	(4)	46,000	51,000		(5)
Gerald Hellerman	0		8,800	8,800		(5)
Bruce D. Parker (6)	0		98,200	98,200		(5)
James E. Riddle	5,000		36,000	41,000		(5)
Craig A. Leach (6)	4,312		33,000	37,312		(5)
Larry M. Glasscock, Jr. (6)	14,996		36,000	50,996		(5)
Jeffery B. Harris (6)	3,103		69,130	72,233		(5)
Gary W. Qualmann (6)	7,000		32,000	39,000		(5)
Joel E. Biggerstaff (6)(7)	20,000	(8)	0	20,000		(5)

All current directors and executive officers as a group (10 individuals) (9)	562,011		367,930	896,941		8.8%

(1)	Unless otherwise indicated in the footnotes to this table, each beneficial owner has sole voting and dispositive power with respect to all of the common shares reflected in this table for such beneficial owner.

(2)	The “Percent of Class” computation is based upon the total number of common shares beneficially owned by the named person or group divided by the sum of (i) 10,168,588 common shares outstanding on April 9, 2007, and (ii) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or which will first become exercisable within 60 days of April 9, 2007.

(3)	Of these 522,600 common shares, 487,800 common shares (or 4.8% of the outstanding common shares) are owned of record by Opportunity Partners, L.P. and 34,800 common shares (or 0.3% of the outstanding common shares) are owned of record by Nadel and Gussman Combined Funds LLC. Mr. Chadwick has sole voting and dispositive power as to the 487,800 common shares owned by Opportunity Partners, L.P. and sole voting and dispositive power as to the 34,800 common shares owned by Nadel and Gussman Combined Funds LLC.

(4)	Of these 5,000 common shares, 2,100 common shares are held of record by Mr. Gertmenian’s wife who has sole voting and dispositive power as to the 2,100 common shares.

(5)	Represents ownership of less than 1% of the outstanding common shares.

(6)	Individual named in the Summary Compensation Table on page ___. Mr. Parker also serves as a director of AirNet.

(7)	Mr. Biggerstaff resigned from his positions as Chief Executive Officer and President of AirNet effective December 28, 2006 and from his positions as a director and Chairman of the Board of AirNet effective December 31, 2006.

(8)	Of these 20,000 common shares, 5,000 common shares are held by Mr. Biggerstaff’s minor children in accounts established under the Uniform Gifts to Minors Act.

(9)	Includes the five directors identified in this table and Messrs. Ray C. Druseikis, Vice President of Finance, Controller and Principal Accounting Officer; Larry M. Glasscock, Jr., Senior Vice President, Express Services; Jeffery B. Harris, Senior Vice President, Bank Services; Craig A. Leach, Vice President, Information Systems; and Gary W. Qualmann, Chief Financial Officer, Treasurer and Secretary.
     The following table furnishes information regarding the beneficial ownership of common shares of AirNet by each person known by AirNet to beneficially own more than 5% of the outstanding common shares as of April 9, 2007 (unless otherwise indicated).

	Amount and Nature of Beneficial Ownership (1)
			Common Shares
			Which Can Be
			Acquired Upon
			Exercise of Options
			Which Are Currently
			Exercisable or
	Common		Which Will First
Name and Address	Shares		Become Exercisable			Percent of
of Beneficial Owner	Presently Held		Within 60 Days	Total		Class (2)
Heartland Advisors, Inc. (3)	1,422,000	(3)	0	1,422,000	(3)	14.0%
William J. Nasgovitz
789 North Water Street
Milwaukee, WI 53202

Phillip Goldstein (4)	1,327,300	(4)	0	1,327,300	(4)	13.1%
60 Heritage Drive
Pleasantville, NY 10570

Dimensional Fund Advisors LP (5)	890,577	(5)	0	890,577	(5)	8.8%
1299 Ocean Avenue
Santa Monica, CA 90401

	Amount and Nature of Beneficial Ownership (1)
			Common Shares
			Which Can Be
			Acquired Upon
			Exercise of Options
			Which Are Currently
			Exercisable or
	Common		Which Will First
Name and Address	Shares		Become Exercisable			Percent of
of Beneficial Owner	Presently Held		Within 60 Days	Total		Class (2)
FMR Corp. (6)	593,400	(6)	0	593,400	(6)	5.8%
Edward C. Johnson 3d
82 Devonshire Street
Boston, MA 02109

James M. Chadwick (7)	522,600	(7)	8,800	531,400	(7)	5.2%
7383 Sean Taylor Lane
San Diego, CA 92126

Hummingbird Management, LLC (8)	517,900	(8)	0	517,900	(8)	5.1%
Paul D. Sonkin
Hummingbird Capital, LLC
Hummingbird Value Fund, L.P.
Hummingbird Microcap Value Fund, L.P.
460 Park Avenue, 12th Floor
New York, NY 10022

Clam Partners, LLC (9)	430,000	(9)	0	430,000	(9)	4.2%
Clam Manager, LLC
Gregory A. Carlin
900 N. Michigan Avenue
Suite 1900
Chicago, IL 60611

BCB Consultants, LLC (9)	220,000	(9)	0	220,000	(9)	2.2%
Black Sheep Partners, LLC
Black Sheep Partners II, LLC
Brian C. Black
900 N. Michigan Avenue
Suite 1900
Chicago, IL 60611

(1)	Unless otherwise indicated in the footnotes to this table, each beneficial owner has sole voting and dispositive power with respect to all of the common shares reflected in this table for such beneficial owner.

(2)	Except as otherwise noted, the “Percent of Class” computation is based upon the total number of common shares beneficially owned by the named person divided by the sum of (i) 10,168,588 common shares outstanding on April 9, 2007, and (ii) the number of common shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or which will first become exercisable within 60 days of April 9, 2007.

(3)	Based on information contained in a Schedule 13G amendment filed with the SEC with a filing date of February 12, 2007, Heartland Advisors, Inc., a registered investment adviser (“HAI”), and William J. Nasgovitz, President and principal shareholder of HAI, may be deemed to have beneficially owned 1,422,000 common shares (14.0% of the outstanding common shares) as of December 31, 2006, with shared voting power as to 1,322,000 common shares and shared dispositive power as to 1,422,000 common shares. The Heartland Value Fund, a series of the Heartland Group, Inc., a registered investment company, owned 1,000,000 of the common shares reported (or 9.8% of the outstanding common shares). The remaining common shares reported were owned by various other accounts managed by HAI on a discretionary basis. HAI may be deemed to have beneficially owned the 1,422,000 common shares reported by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time. Mr. Nasgovitz may be deemed to have beneficially owned the 1,422,000 common shares reported as a result of his ownership interest in HAI. HAI and Mr. Nasgovitz specifically disclaimed beneficial ownership of the common shares reported and did not admit that they constitute a group.

(4)	Based on information contained in a Schedule 13D (the latest amendment to which was filed with the SEC on July 7, 2005), Phillip Goldstein may be deemed to have beneficially owned 1,327,300 common shares (or 13.1% of the outstanding common shares) as of July 7, 2005, with sole voting power as to 336,900 common shares, shared voting power as to 25,000 common shares and sole dispositive power as to 839,500 common shares. Of the 1,327,300 common shares reported by Mr. Goldstein, 487,800 common shares are owned of record by Opportunity Partners, L. P. and, as disclosed in note (7) to this table, James M. Chadwick has sole voting and dispositive power as to those 487,800 common shares. Mr. Goldstein, a self-employed investment advisor, filed a joint Schedule 13D amendment with Andrew Dakos, Nadel and Gussman Combined Funds LLC, and James M. Chadwick as members of a group. Andrew Dakos, whose business address is 43 Waterford Drive, Montville, NJ 07045, may be deemed to have beneficially owned 191,900 common shares (or 1.9% of the outstanding common shares) as of July 7, 2005, with sole voting and dispositive power as to those 191,900 common shares. Nadel and Gussman Combined Funds LLC, whose business address is 15 East 5th Street, 32nd Floor, Tulsa, OK 74103, owned of record 34,800 common shares (or 0.3% of the outstanding common shares) as of July 7, 2005, and, as discussed in note (7) to this table, James M. Chadwick has sole voting and dispositive power as to those 34,800 common shares. Please see note (7) to this table for further information concerning the beneficial ownership of common shares by James M. Chadwick.

(5)	Based on information contained in a Schedule 13G amendment filed with the SEC with a filing date of February 9, 2007, Dimensional Fund Advisors LP, a registered investment adviser (“Dimensional”), may be deemed to have beneficially owned 890,577 common shares as of December 31, 2006, all of which were held in portfolios of four registered investment companies to which Dimensional furnishes investment advice and of other commingled group trusts and separate accounts for which Dimensional serves as investment manager. The common shares reported were owned by these investment companies, trusts and accounts. In its role as investment adviser or investment manager, Dimensional was reported to possess both sole voting power and sole dispositive power as to the common shares held in the portfolios of these investment companies, trusts and accounts. Dimensional disclaimed beneficial ownership of the reported common shares.

(6)	In a Schedule 13G amendment filed with the SEC with a filing date of February 14, 2006 (the “2006 FMR Schedule 13G Amendment”), which has not been further amended as of the date of this Proxy Statement, each of FMR Corp. and Edward C. Johnson 3d was reported to have beneficially owned 593,400 common shares (or 5.8% of the outstanding common shares) as of December 31, 2005, with sole dispositive power as to those common shares. Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109 (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, was reported to be the beneficial owner of 593,400 common shares (or 5.8% of the outstanding common shares) as a result of acting as investment adviser to various registered investment companies. The ownership of one investment company, Fidelity Low Priced Stock Fund (the “Fund”), 82 Devonshire Street, Boston, MA 02109, was reported to have amounted to 593,400 common shares (or 5.8% of the outstanding common shares). Each of Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp., through its control of Fidelity, and the Fund was reported to have sole power to dispose of the 593,400 common shares owned by the Fund. The 2006 FMR Schedule 13G Amendment reported that Fidelity carries out the voting of the common shares under written guidelines established by the Fund’s Board of Trustees, and neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the common shares owned by the Fund. The 2006 FMR Schedule 13G Amendment reported that members of the Edward C. Johnson 3d family were the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. The 2006 FMR Schedule 13G Amendment reported that the Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares and that, accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(7)	Of these 522,600 common shares, 487,800 common shares (or 4.8% of the outstanding common shares) are owned of record by Opportunity Partners, L.P. and 34,800 common shares (or 0.3% of the outstanding common shares) are owned of record by Nadel and Gussman Combined Funds LLC. Mr. Chadwick has sole voting and dispositive power as to the 487,800 common shares owned by Opportunity Partners, L.P. and sole voting and dispositive power as to the 34,800 common shares owned by Nadel and Gussman Combined Funds LLC.

(8)	Based on information contained in a Schedule 13D filed with the SEC on May 31, 2005 (which has not been further amended as of the date of this Proxy Statement), each of Hummingbird Management, LLC (“Hummingbird”), Paul D. Sonkin and Hummingbird Capital, LLC (“HC”) may be deemed to have beneficially owned 517,900 common shares (or 5.1% of the outstanding common shares) as of May 31, 2005; Hummingbird Value Fund, L.P. (“HVF”) may be deemed to have beneficially owned 261,300 common shares (or 2.6% of the outstanding common shares) as of that date; and Hummingbird Microcap Value Fund, L.P. (the “Microcap Fund”) may be deemed to have beneficially owned 256,600 common shares (or 2.5% of the outstanding common shares) as of that date. Hummingbird acts as investment manager to HVF and the Microcap Fund and was reported to have the sole investment discretion and voting authority with respect to the common shares owned of record by each of HVF and the Microcap Fund. The managing member and control person of Hummingbird is Paul D. Sonkin. Mr. Sonkin is also the managing member of HC, the general partner of each of HVF and the Microcap Fund. Each of Hummingbird, Paul D. Sonkin, HVF, the Microcap Fund and HC has a business address of 460 Park Avenue, 12th Floor, New York, NY 10022. Each of Hummingbird, Mr. Sonkin and HC disclaimed beneficial ownership of the common shares reported in the Schedule 13D.

(9)	Based on information contained in a Schedule 13G jointly filed by the persons identified in this note (9) [but without affirming the existence of a group] with the SEC with a filing date of March 1, 2007 (the “Clam Partners – Black Sheep Schedule 13G”), as of February 2, 2007, Clam Partners, LLC (“Clam Partners”) beneficially owned 430,000 common shares (or 4.2% of the outstanding common shares). Clam Manager, LLC (“Clam Manager”), the manager of Clam Partners, was reported to have the power to direct the vote and disposition of the common shares held by Clam Partners and may be deemed the beneficial owner of the 430,000 common shares owned by Clam Partners. Gregory A. Carlin, as Managing Member of Clam Manager, may be deemed to beneficially own the same number of common shares (430,000 common shares) reported by Clam Manager. Each of Clam Manager and Gregory A. Carlin disclaimed beneficial ownership of the 430,000 common shares owned by Clam Partners except to the extent of their pecuniary interest therein.

Based on information contained in the Clam Partners – Black Sheep Schedule 13G, as of February 2, 2007, Black Sheep Partners, LLC (“Black Sheep”) beneficially owned 142,900 common shares (or 1.4% of the outstanding common shares) and Black Sheep Partners II, LLC (“Black Sheep II”) beneficially owned 77,100 common shares (or 0.8% of the outstanding common shares). BCB Consultants, LLC (“BCB Consultants”), the manager of each of Black Sheep and Black Sheep II, was reported to have the power to direct the vote and disposition of the common shares held by each of Black Sheep and Black Sheep II and may be deemed to be the beneficial owner of an aggregate amount of 220,000 common shares (or 2.2% of the outstanding common shares), consisting of the common shares owned by Black Sheep and the common shares owned by Black Sheep II. Brian C. Black, as Managing Member of BCB Consultants, may be deemed to beneficially own the same number of common shares (220,000 common share) reported by BCB Consultants. Each of BCB Consultants and Brian C. Black disclaimed beneficial ownership of the 142,900 common shares owned by Black Sheep and the 77,100 common shares owned by Black Sheep II, except to the extent of their respective pecuniary interests therein.
ELECTION OF DIRECTORS
(Item 1 on Proxy)
     As of the date of this Proxy Statement, there were five members of the Board, all of whose terms expire at the 2007 Annual Meeting – James M. Chadwick, Russell M. Gertmenian, Gerald Hellerman, Bruce D. Parker and James E. Riddle. Effective December 31, 2006, Joel E. Biggerstaff resigned from his positions as a director and Chairman of the Board of AirNet in accordance with the terms of a Separation Agreement and General Release entered into as of December 28, 2006 between Mr. Biggerstaff and AirNet. Mr. Biggerstaff had been a member of AirNet’s Board since 2000.
     Upon the unanimous recommendation of the Nominating and Corporate Governance Committee, and as permitted by Section 2.02 of AirNet’s Code of Regulations, at the meeting of the Board held on March 28, 2007, the Board fixed the number of directors at five, reflecting the number of individuals currently serving as directors.

Nominees Standing for Re-Election to the Board of Directors
     Each individual elected as a director at the 2007 Annual Meeting will hold office for a new term expiring at the 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal from office. The Board’s nominees for re-election as directors of AirNet, each of whom was recommended by the Nominating and Corporate Governance Committee, are identified below. The individuals named as proxies in the accompanying proxy card will vote the common shares represented by proxy for the Board’s nominees named below, unless otherwise instructed on the proxy card. While it is contemplated that all nominees will stand for re-election at the 2007 Annual Meeting, if a nominee who would otherwise receive the requisite number of votes becomes unable or unwilling to serve as a candidate for re-election as a director, the individuals designated as proxies on the proxy card will have full discretion to vote the common shares represented by the proxies they hold for the re-election of the remaining nominees and for the election of any substitute nominee designated by the Board, following recommendation by the Nominating and Corporate Governance Committee. The Board knows of no reason why any of the nominees of the Board named below would be unavailable or unable to serve as a director if re-elected to the Board.
     The following information, as of the date of this Proxy Statement, concerning the age, principal occupation, other affiliations and business experience of each director during the last five years has been furnished to AirNet by such director. Unless otherwise indicated, each director has had the same principal occupation for the last five years. There are no family relationships among any of the directors and current executive officers of AirNet.

James M. Chadwick	Director since 2005
     Mr. Chadwick, age 33, has served as Managing Partner and Fund Manager of Monarch Activist Partners LP, a hedge fund specializing in shareholder activism and deep value investing, since January 2006. Prior thereto, he served as Managing Director of Cove Partners LLC, an investment bank specializing in mergers and acquisitions, from July 2005 to December 2005. From October 2002 to June 2005, he served as Fund Manager of Pacific Coast Investment Partners, LLC, a hedge fund specializing in shareholder activism. Pacific Coast Investment Partners, LLC is the General Partner of Pacific Coast Investment Fund, L.P., a private investment fund. From April 1999 to October 2002, Mr. Chadwick was employed by Relational Investors, LLC, a registered investment advisor. He served as an analyst for Relational Investors, LLC from 1999 to 2001 and became a Senior Analyst in 2002. Mr. Chadwick also serves as a director of Meade Instruments Corporation.

Russell M. Gertmenian	Director since 1996
     Mr. Gertmenian, age 59, has been a partner with Vorys, Sater, Seymour and Pease LLP since 1979 and currently serves as Chair of that firm’s Management Committee and Executive Committee. Vorys, Sater, Seymour and Pease LLP rendered legal services to AirNet and its subsidiaries during the 2006 fiscal year and continues to do so. Mr. Gertmenian also serves as a director of Abercrombie & Fitch Co.

Gerald Hellerman	Director since 2005
     Mr. Hellerman, age 69, owns and has served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, since the firm’s inception in 1993. Mr. Hellerman currently serves as a director, chief financial officer and chief compliance officer for The Mexico Equity and Income Fund, Inc.; a director of MVC Capital, Inc.; a director of Old Mutual 2100 Absolute Return Fund, L.L.C.; a director of Old Mutual 2100 Absolute Return Institutional Fund, L.L.C.; a director of Old Mutual 2100 Absolute Return Master Fund, L.L.C.; a director of Old Mutual 2100 Emerging Managers Fund, L.L.C.; a director of Old Mutual 2100 Emerging Managers Institutional Fund, L.L.C.; a director of Old Mutual 2100 Emerging Managers Master Fund, L.L.C.; a director and President of Innovative Clinical Solutions, Ltd., a company formerly engaged in clinical trials and physician network management which is currently in liquidation; and a director of FNC Realty Corporation, a successor to Frank’s Nursery & Crafts, Inc., a company which operated the nation’s largest chain of lawn and garden retail stores, which has emerged from bankruptcy protection under Chapter 11 and is currently operating the properties it owns.

Bruce D. Parker	Director since 2002
     Mr. Parker, age 59, was elected as AirNet’s Chief Executive Officer and President effective December 28, 2006 and as AirNet’s Chairman of the Board effective December 31, 2006. Under the terms of the Employment Agreement, dated December 28, 2006, between AirNet and Mr. Parker, AirNet agreed to use its commercially reasonable efforts to cause Mr. Parker to be nominated as a director at each annual meeting of shareholders of AirNet during the term of the Employment Agreement and Mr. Parker agreed to serve on the AirNet Board if elected. Mr. Parker’s Employment Agreement is described under the heading “Employment Agreement for Bruce D. Parker” on page      . Mr. Parker is the Founder and President of IT Management Group, LLC, a specialty consulting group that advises and manages information technology organizations for corporations in Europe and the United States. Mr. Parker served as Executive Vice President of Sapient Corporation, a business and technology consulting firm, from December 1999 until his retirement in July 2002. From December 1997 to December 1999, Mr. Parker served as Senior Vice President and Chief Information Officer at United Airlines, Inc. From September 1994 to December 1997, Mr. Parker was Senior Vice President — Management Information Systems and Chief Information Officer at Ryder System, Inc., a company providing transportation and supply-chain management solutions. Mr. Parker is also a director of Sapient Corporation.

James E. Riddle	Director since 2000
     Mr. Riddle, age 65, has been in the growth management and consulting business since July 1999, most recently as Chief Executive Officer/Partner of Astadia Consulting, LLC, a management consulting firm, since October 2006, as Chief Executive Officer/Partner of GrowthCircle, LLC, a management consulting firm, from August 2001 to October 2006, and as Vice Chairman of Enterasys Systems, Inc., an enterprise network provider, from August 2000 to April 2001. Previously, Mr. Riddle served from 1997 to 1999 as President and Chief Operating Officer of Norrell Services, Inc., an outsourcing information technology and staffing services company. Prior to joining Norrell Services, Inc., for four years, Mr. Riddle served Ryder System, Inc. in several capacities, primarily in marketing and sales, including as President of Ryder International. Mr. Riddle served Xerox Corporation for 26 years in a variety of senior management positions, including Vice President of Marketing and Vice President of Field Operations for the United States operations and Vice President of Marketing and Sales for the European operations. Mr. Riddle is also a director of Danka Business Systems PLC.
Recommendation and Vote
     Under Ohio law and AirNet’s Code of Regulations, the five nominees for election to the Board receiving the greatest number of votes “FOR” election will be elected as directors of AirNet.
     The individuals named as proxies in the accompanying proxy card will vote the common shares represented by valid proxies received under this solicitation prior to the 2007 Annual Meeting for the Board’s nominees unless otherwise instructed on the proxy card. Common shares as to which the authority to vote is withheld will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card.
     The AirNet Board recommends that shareholders vote FOR the re-election of all of the nominees named above.
PROPOSED AMENDMENTS TO SECTIONS 1.04(A) AND 1.04(B) OF AIRNET’S CODE OF REGULATIONS
(Item 2 on Proxy)
     On March 28, 2007, the Board unanimously approved, subject to adoption by AirNet’s shareholders, amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations (i) to permit AirNet to notify shareholders of the time, place and purposes of each meeting of the shareholders by personal delivery or by mail, overnight delivery or any other means of communication authorized by the shareholder receiving the notice and (ii) to require that shareholders be provided written notice of an AirNet shareholder meeting not less than 10 nor more than 60 days before the date of the shareholder meeting.
     The full text of Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations reflecting these amendments is attached to this Proxy Statement as Appendix A. The following description of the amendments is qualified in its entirety by reference to Appendix A.
     Section 1.04(A) of AirNet’s Code of Regulations currently requires AirNet to give written notices of a meeting to shareholders of record by personal delivery or by mail, setting forth the time, place and purposes of each shareholder meeting. The current requirements of Section 1.04(A) of AirNet’s Code of Regulations were consistent with Ohio law when AirNet’s Code of Regulations was adopted. However, given recent developments in Ohio corporate law and advances in electronic communications, the Board believes that the requirement that shareholder notices be personally delivered or delivered by mail is no longer necessary or justified if a shareholder wishes to receive notices electronically.
     Ohio law now permits corporations to provide notices to shareholders regarding the time, place and purposes of shareholder meetings by any alternative means of communication which is authorized by the shareholder to whom the notice is given. Accordingly, the proposed amendment to Section 1.04(A) of AirNet’s Code of Regulations would allow AirNet, if authorized by the shareholder in advance, to send notices of shareholder meetings to such shareholder by alternative means of communication, such as e-mail.
     A shareholder would not be compelled to receive such notices by e-mail or other electronic means. Rather, electronic communication would be used only if authorized in advance by the individual shareholder, as required by Ohio law, and a shareholder will have the right to revoke the authorization at any time. In addition, if AirNet were unsuccessful in two consecutive attempts to deliver a notice electronically to a shareholder and has received notice that delivery was unsuccessful, the shareholder’s authorization would be deemed revoked under Ohio law.
     Section 1.04(A) of AirNet’s Code of Regulations currently requires AirNet to provide shareholders written notice of shareholder meetings not less than seven nor more than 60 days before the date of the meeting. The shareholder notice requirements in Section 1.04(A) comply with current Ohio law. However, Section 703 of the Company Guide of the American Stock Exchange LLC (“AMEX”) requires that an AMEX listed company provide shareholders written notice of shareholder meetings at least 10 days in advance of the date of the meeting. At the time AirNet submitted its listing application to AMEX, AirNet represented to AMEX that AirNet would comply with the 10-day notice requirement of Section 703 of the AMEX Company Guide and would submit a proposal to shareholders to amend AirNet’s Code of Regulations to comply with the 10-day notice requirement under the AMEX Company Guide. The Board believes that it would be fair and in the best interest of the shareholders to provide for such 10-day notice requirement in AirNet’s Code of Regulations.
     Section 1.04(B) of AirNet’s Code of Regulations currently requires that the President or Secretary of AirNet provide shareholders written notice of a shareholder meeting not less than seven nor more than 60 days after such officer’s receipt of a request to call a shareholder meeting by a person entitled to call such a meeting. In order to comply with AirNet’s representation to AMEX and conform Section 1.04(B) of AirNet’s Code of Regulations to the proposed changes to Section 1.04(A), both as described above, the Board believes that it would be fair and in the best interest of the shareholders to amend Section 1.04(B) of AirNet’s Code of Regulations to require that shareholders be provided with written notice of a shareholder meeting not less than 10 nor more than 60 days after the receipt of a request for such a shareholder meeting by a person entitled to call such a meeting.
Recommendation and Vote
     The affirmative vote of the holders of AirNet common shares entitling them to exercise not less than a majority of the voting power of AirNet on the proposal to amend Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations is necessary to adopt the amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations. Under Ohio law and AirNet’s Code of Regulations, the effect of an abstention or a broker non-vote is the same as a “no” vote. The individuals named as proxies in the accompanying proxy card will vote the common shares represented by valid proxies received under this solicitation prior to the 2007 Annual Meeting as specified or, if no instructions are given, except in the case of broker non-votes, FOR the adoption of the proposed amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations.
     The AirNet Board recommends that shareholders vote FOR the adoption of the proposed amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations.
CORPORATE GOVERNANCE
Director Independence
     The common shares of AirNet traded on the New York Stock Exchange (“NYSE”) until January 24, 2006, and on January 25, 2006, the common shares of AirNet began trading on the AMEX.
     Applicable sections of the AMEX Company Guide (the “AMEX Rules”) require that a majority of the members of AirNet’s Board be independent directors. The definition of an “independent director” for purposes of the AMEX Rules includes a series of objective tests, which AirNet has used in determining whether the members of the AirNet Board are independent. In addition, a member of AirNet’s Audit Committee will not be considered to be independent under the applicable AMEX Rules if he (i) does not satisfy the independence standards in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (ii) has participated in the preparation of the financial statements of AirNet or any of AirNet’s current subsidiaries at any time during the past three years.
     As required by the AMEX Rules, AirNet’s Board has affirmatively determined that each independent director has no relationship with AirNet or any of AirNet’s subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making determinations as to the independence of AirNet’s directors consistent with the definition of “independent directors” in the applicable AMEX Rules, the Board reviewed, considered and discussed:
•	the relationships (including employment, commercial, industrial, consulting, legal, accounting, charitable and family relationships) of each director (and the immediate family members of each director) with AirNet and/or any of AirNet’s subsidiaries (either directly or as a partner, manager, director, trustee, controlling shareholder, officer, employee or member of any organization that has any such relationship) since January 1, 2004;

•	the compensation and other payments each director (and the immediate family members of each director):
•	has received from or made to AirNet and/or any of AirNet’s subsidiaries (either directly or as a partner, manager, director, trustee, controlling shareholder, officer, employee or member of an organization which has received compensation or payments from or made payments to AirNet and/or any of AirNet’s subsidiaries) since January 1, 2004; and

•	presently expects to receive or make to AirNet and/or any of AirNet’s subsidiaries (either directly or as a partner, manager, director, trustee, controlling shareholder, officer, employee or member of an organization);
•	the relationship, if any, between each director (and the immediate family members of each director) and AirNet’s independent registered public accounting firm since January 1, 2004;

•	whether any director (or any immediate family member of any director) is employed as an executive officer of another entity where at any time since January 1, 2004, any of AirNet’s executive officers served or presently serve on the compensation committee of such other entity; and

•	whether any director has participated in the preparation of the financial statements of AirNet or any of AirNet’s current subsidiaries at any time since January 1, 2004.
     Based upon that review, consideration and discussion and the unanimous recommendation of the Nominating and Corporate Governance Committee, the Board has determined that at least a majority of its members qualify as independent directors under the applicable AMEX Rules. The Board has determined that each of James M. Chadwick, Gerald Hellerman and James E. Riddle qualifies as an independent director because he has no financial or personal relationship, either directly or indirectly, with AirNet or AirNet’s subsidiaries other than: (i) ownership of AirNet common shares and (ii) compensation received in his capacity as a director of AirNet. In addition, during his tenure on the Board for a portion of the 2006 fiscal year, upon the unanimous recommendation of the Nominating and Corporate Governance Committee, the Board determined that David P. Lauer qualified as an independent director under the applicable AMEX Rules because he had no financial or personal relationship, either directory or indirectly, with AirNet or AirNet’s subsidiaries other than ownership of AirNet common shares and compensation received in his capacity as a director of AirNet.
     Bruce D. Parker qualified as an independent director under the applicable AMEX Rules until December 28, 2006, when he was elected Chief Executive Officer and President of AirNet.
     Joel E. Biggerstaff did not qualify as an independent director during his tenure on the Board because he served as an executive officer of AirNet until his resignation from his positions as Chief Executive Officer and President of AirNet effective December 28, 2006 and as Chairman of the Board and a director of AirNet effective December 31, 2006.

     The law firm of Vorys, Sater, Seymour and Pease LLP performed legal services for AirNet and its subsidiaries during the 2006 fiscal year and continues to do so. The fees received by that law firm were less than 1% of such firm’s 2006 gross revenues. Russell M. Gertmenian is a partner with Vorys, Sater, Seymour and Pease LLP. While the Board feels that Mr. Gertmenian’s relationship with the law firm does not interfere with his exercise of independent judgment in carrying out his responsibilities as a director, the Board has determined that Mr. Gertmenian’s relationship may give the appearance of a conflict of interest and, as such, has determined that he should not be considered an independent director.
Communications with the Board
     The Board believes it is important for shareholders to have a process to send communications to the Board and its individual members. Accordingly, shareholders who wish to communicate with the Board, the independent directors, a group of directors or a particular director may do so by sending a letter to such individual or individuals, in care of Gary W. Qualmann, Chief Financial Officer, Treasurer and Secretary of AirNet, to AirNet’s executive offices at 7250 Star Check Drive, Columbus, Ohio 43217. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder – Board Communication,” “Shareholder – Director Communication,” “Shareholder – Independent Director Communication” or otherwise be marked as appropriate. All such letters must identify the author as a shareholder and clearly state whether the correspondence is directed to all members of the Board or to certain specified individual directors. AirNet’s Secretary will make copies of all such letters and circulate them to the appropriate director or directors. Correspondence marked “personal and confidential” will be delivered to the intended recipient(s) without opening. There is no screening in respect of shareholder communications. In addition, shareholders may contact the directors through the Mysafeworkplace.com Hotline. The Mysafeworkplace.com Hotline can be reached at 800-461-9330 or via e-mail at www.mysafeworkplace.com. All communications received through the Mysafeworkplace.com Hotline are categorized by incident type and are then referred to Gerald Hellerman, Chair of the Audit Committee; Gary W. Qualmann, Chief Financial Officer, Secretary and Treasurer of AirNet; and/or Beth Filipkowski, Director of Human Resources of AirNet, depending on the subject matter. All communications involving accounting, securities, ethical or regulatory issues are referred to Mr. Hellerman.
Nominating Procedures
     The Nominating and Corporate Governance Committee recommended the nominees identified under the caption “ELECTION OF DIRECTORS” for re-election as directors of AirNet at the 2007 Annual Meeting. As detailed in its charter, the Nominating and Corporate Governance Committee has the responsibility to identify and recommend to the full Board individuals qualified to become directors and to recommend director nominees to the Board.
     When considering candidates for the Board, the Nominating and Corporate Governance Committee evaluates the entirety of each candidate’s credentials and does not have specific eligibility requirements or minimum qualifications that must be met by a nominee recommended by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers those factors it considers appropriate, including judgment, skill, diversity, strength of character, experience with businesses and organizations of comparable size or scope, experience as an executive of or adviser to a publicly traded or private company, experience and skill relative to other Board members, specialized knowledge or experience, and the desirability of the candidate’s membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Corporate Governance Committee may weigh certain factors more or less heavily. The Nominating and Corporate Governance Committee does, however, believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with performance as a director.
     The Nominating and Corporate Governance Committee will consider candidates for the Board from any reasonable source, including shareholder recommendations, but does not evaluate candidates differently based on who has made the recommendation. The Nominating and Corporate Governance Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used by the Nominating and Corporate Governance Committee or the full Board to date.
     Shareholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by sending the recommendation to James M. Chadwick, Chair of the Nominating and Corporate Governance Committee, in care of AirNet, to AirNet’s executive offices at 7250 Star Check Drive, Columbus, Ohio 43217. The recommendation must give the candidate’s name, age, business address, residence address and principal occupation. The recommendation must also describe the recommended director candidate’s qualifications, attributes, skills and other qualities. A written statement from the candidate consenting to serve as a director, if elected, and a commitment by the candidate to meet personally with the Nominating and Corporate Governance Committee members, must accompany any such recommendation.
     The Board, taking into account the recommendations of the Nominating and Corporate Governance Committee, selects nominees for election as directors at each annual meeting of shareholders. In addition, shareholders wishing to nominate directors for election may do so provided they comply with the nomination procedures set forth in AirNet’s Code of Regulations. In order to nominate an individual for election as a director at a meeting, a shareholder must give written notice of the shareholder’s intent to make such nomination. The notice must be sent to AirNet’s Secretary and delivered in person or mailed and received at AirNet’s principal executive offices not less than 60 days or more than 90 days prior to any meeting called for the election of directors. However, if notice or public disclosure of the date of the meeting is given or made less than 70 days prior to the meeting, the shareholder notice must be received by AirNet’s Secretary not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or publicly disclosed. AirNet’s Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Corporate Governance Committee for review. Each shareholder notice must include the following information: (i) the name and address of the shareholder who intends to make the nomination and of the individual to be nominated; (ii) a representation that the shareholder is a holder of record of common shares and intends to appear at the meeting in person or by proxy to submit the nomination; (iii) a description of any arrangement or understanding between the shareholder and the nominee or any other person providing for the nomination; and (iv) any other information concerning the nominee proposed by the shareholder that must be disclosed of nominees in proxy solicitations under applicable SEC rules. Each notice must also be accompanied by the written consent of the proposed nominee to serve if elected. No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner just described or by the Board or the Nominating and Corporate Governance Committee of the Board.
     Shareholders seeking to nominate candidates for election as directors at the 2007 Annual Meeting were required to provide notice thereof to AirNet no later than the close of business on April 7, 2007. No shareholder provided the requisite notice by such date.
Corporate Governance Documents
     AirNet’s Board has adopted charters for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee as well as Corporate Governance Guidelines.
     In addition, the AirNet Board has adopted a Code of Business Conduct and Ethics covering the directors, officers and employees (team members) of AirNet and its subsidiaries, including AirNet’s Chairman of the Board, Chief Executive Officer and President (the principal executive officer), AirNet’s Chief Financial Officer, Treasurer and Secretary (the principal financial officer) and AirNet’s Vice President of Finance, Controller and Principal Accounting Officer (the principal accounting officer). The Code of Business Conduct and Ethics is intended to set forth AirNet’s expectations for the conduct of ethical business practices by the officers, directors and employees of AirNet and AirNet’s subsidiaries, to promote advance disclosure and review of potential conflicts of interest and similar matters, to protect and encourage the reporting of questionable behavior and to discipline appropriately those who engage in improper conduct.
     The text of each of the Audit Committee Charter, the Compensation Committee Charter, the Nominating and Corporate Governance Committee Charter, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics is posted under the “Corporate Governance” link on the “Investor Relations” page of AirNet’s Internet website located at www.airnet.com. Interested persons may also obtain copies of the Audit Committee Charter, the Compensation Committee Charter, the Nominating and Corporate Governance Committee Charter, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics, without charge, by writing to the Chief Financial Officer, Treasurer and Secretary of AirNet at AirNet Systems, Inc., 7250 Star Check Drive, Columbus, Ohio 43217, Attention: Gary W. Qualmann.

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BOARD OF DIRECTOR MEETINGS AND COMMITTEES OF THE BOARD
Meetings of the Board and Attendance at Annual Meetings of Shareholders
     The Board held 22 regularly scheduled or special meetings during the 2006 fiscal year. Each incumbent director attended at least 75% of the aggregate of the total number of meetings held by the Board during the 2006 fiscal year, and the total number of meetings held by all Board committees on which he served, during the period of the 2006 fiscal year when he served as a committee member.
     In accordance with AirNet’s Corporate Governance Guidelines, the non-management directors of AirNet meet (without management present) at regularly scheduled executive sessions at least twice per year and at such other times as the non-management directors deem necessary or appropriate. James E. Riddle has been chosen as the lead director and presides at all executive sessions of the non-management directors of AirNet. In addition, at least once a year, the independent directors of AirNet meet in executive session. Mr. Riddle also presides at these meetings.
     Although AirNet does not have a formal policy requiring members of the Board to attend annual meetings of the shareholders, AirNet encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. The six directors who were then directors of AirNet (Joel E. Biggerstaff, James M. Chadwick, Russell M. Gertmenian, Gerald Hellerman, Bruce D. Parker and James E. Riddle) attended AirNet’s last annual meeting of shareholders held on August 3, 2006.
Committees of the Board
     The Board has three standing committees – the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. On December 16, 2005, AirNet’s Board established a Strategy Committee to work with management on the ongoing business strategy and alternatives for AirNet to enhance shareholder value. The Strategy Committee was dissolved on February 27, 2007.
     Audit Committee
     The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and is currently comprised of Gerald Hellerman (Chair), James E. Riddle and James M. Chadwick. David P. Lauer served as a member and Chair of the Audit Committee during the 2006 fiscal year until his resignation from the Board on May 11, 2006. On that same day, upon the recommendation of the Nominating and Corporate Governance Committee, the AirNet Board appointed Gerald Hellerman to serve as a member of the Audit Committee and also appointed Mr. Hellerman to serve as Chair of the Audit Committee. Bruce D. Parker served as a member of the Audit Committee during the 2006 fiscal year until December 28, 2006, when he resigned as a member of the Audit Committee immediately prior to and in connection with his election as Chief Executive Officer and President of AirNet. Each of Messrs. Riddle and Chadwick also served on the Audit Committee throughout the 2006 fiscal year. Upon the recommendation of the Nominating and Corporate Governance Committee, AirNet’s Board has determined that each current member of the Audit Committee qualifies as an independent director under the applicable AMEX Rules and under SEC Rule 10A-3. During their tenure on the Audit Committee, each of Messrs. Lauer and Parker was determined to qualify as an independent director by the AirNet Board, upon the recommendation of the Nominating and Corporate Governance Committee, under the applicable AMEX Rules and under SEC Rule 10A-3.
     Upon the recommendation of the Nominating and Corporate Governance Committee, AirNet’s Board has also determined that Gerald Hellerman qualifies as an “audit committee financial expert” for purposes of Item 407(d)(5) of SEC Regulation S-K, and satisfies the financial sophistication requirement of the AMEX Rules by virtue of his experience described above under the caption “ELECTION OF DIRECTORS – Nominees Standing for Re-Election to the Board of Directors.” In addition to the qualification of Mr. Hellerman as an “audit committee financial expert,” AirNet’s Board strongly believes that each member of the Audit Committee is highly qualified to discharge his duties on behalf of AirNet and AirNet’s subsidiaries, and satisfies the financial literacy requirements of the AMEX Rules.
     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board. A copy of the Audit Committee’s charter, as amended, is posted under the “Corporate Governance” link on the “Investor Relations” page of AirNet’s website at www.airnet.com. Shareholders may also obtain a copy of the Audit Committee charter, without charge, by writing to the Chief Financial Officer, Treasurer and Secretary of AirNet at AirNet Systems, Inc., 7250 Star Check Drive, Columbus, Ohio 43217, Attention: Gary W. Qualmann. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter in consultation with the Nominating and Corporate Governance Committee and recommends changes to the full Board as necessary.
     The Audit Committee’s duties and responsibilities are set forth in its charter. The primary functions of the Audit Committee are to assist the Board in its oversight of: (i) the integrity of AirNet’s consolidated financial statements; (ii) AirNet’s compliance with legal and regulatory requirements, including the legal compliance and ethics programs established by management and the Board; (iii) the qualifications and independence of AirNet’s independent registered public accounting firm; and (iv) the performance of AirNet’s internal audit function and its independent registered public accounting firm. The Audit Committee’s specific responsibilities include: (a) overseeing AirNet’s accounting and financial reporting processes on behalf of the Board; (b) appointing and retaining AirNet’s independent registered public accounting firm for each fiscal year and determining the terms of engagement, including the proposed fees and terms of service; (c) monitoring the independence, qualifications and performance of AirNet’s independent registered public accounting firm; (d) reviewing and approving in advance all audit and all permitted non-audit services; (e) reviewing the activities of the personnel performing the internal audit function and AirNet’s independent registered public accounting firm; (f) setting hiring policies for employees or former employees of AirNet’s independent registered public accounting firm; (g) reviewing AirNet’s accounting policies and practices; (h) instituting procedures for the receipt, review, retention and treatment of complaints received by AirNet regarding accounting, internal accounting controls or auditing matters; (i) reviewing and making recommendations to the AirNet Board with respect to any proposed transaction involving AirNet or any AirNet subsidiary, and any director or executive officer of AirNet or any AirNet subsidiary, or any such transaction involving an immediate family member of any such director or executive officer or involving any entity in which any such director or executive officer has more than a modest financial interest; and (j) other matters required by the Public Company Accounting Oversight Board, the SEC, AMEX and similar bodies or agencies. Pursuant to its charter, the Audit Committee has the authority to engage and compensate such independent counsel and other advisors as the Audit Committee determines necessary to carry out its duties.
     The Audit Committee held five meetings during the 2006 fiscal year. The Audit Committee’s report relating to the 2006 fiscal year begins on page ___.
     Compensation Committee
     The Compensation Committee is currently comprised of James E. Riddle (Chair), Gerald Hellerman and James M. Chadwick. David P. Lauer served as a member of the Compensation Committee during the 2006 fiscal year until his resignation from the Board on May 11, 2006. Bruce D. Parker served as a member of the Compensation Committee during the 2006 fiscal year until December 28, 2006, when he resigned as a member of the Compensation Committee immediately prior to and in connection with his election as Chief Executive Officer and President of AirNet. Each of Messrs. Hellerman and Riddle also served on the Compensation Committee throughout the 2006 fiscal year. Mr. Chadwick was appointed to the Compensation Committee effective February 27, 2007. Upon the recommendation of the Nominating and Corporate Governance Committee, AirNet’s Board has determined that each member of the Compensation Committee qualifies as an independent director under the applicable AMEX Rules, an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and a non-employee director for purposes of Rule 16b-3 under the Exchange Act. During their tenure on the Compensation Committee, each of Messrs. Lauer and Parker was determined by the AirNet Board, upon the recommendation of the Nominating and Corporate Governance Committee, to qualify as an independent director under the applicable AMEX Rules, an outside director for purposes of Section 162(m) of the Internal Revenue Code and a non-employee director for purposes of Rule 16b-3 under the Exchange Act.
     The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board. A copy of the Compensation Committee’s charter, as amended, is posted under the “Corporate Governance” link on the “Investor Relations” page of AirNet’s website at www.airnet.com. Shareholders may also obtain a copy of the Compensation Committee charter, without charge, by writing to the Chief Financial Officer, Treasurer and Secretary of AirNet at AirNet Systems, Inc., 7250 Star Check Drive, Columbus, Ohio 43217, Attention: Gary W. Qualmann. The Compensation Committee periodically reviews and reassesses the adequacy of its charter in consultation with the Nominating and Corporate Governance Committee and recommends changes to the full Board as necessary.

     The Compensation Committee’s charter sets forth the duties and responsibilities of the Compensation Committee, which include: (i) reviewing and approving the general compensation policies applicable to AirNet’s Chief Executive Officer and other members of senior management; (ii) determining the methods and criteria for the review and evaluation of the performance of AirNet’s Chief Executive Officer and other members of senior management, including the corporate goals and objectives relevant to their respective compensation; (iii) evaluating the performance of AirNet’s Chief Executive Officer and other members of senior management in light of the approved corporate goals and objectives and determining and approving the compensation of each based on such evaluation; (iv) reviewing and discussing with the Board and AirNet’s Chief Executive Officer the organizational structure of AirNet, succession planning and development recommendations; (v) evaluating existing, and, if directed by the Board, negotiating and approving proposed employment contracts or severance arrangement between AirNet and members of senior management; (vi) administering, reviewing and making recommendations to the Board regarding AirNet’s incentive-compensation plans, equity compensation plans and other plans in accordance with applicable laws, rules and regulations; (vii) reviewing and recommending to the Board the compensation policy for the directors of AirNet who are not officers or employees of AirNet (the “non-employee directors”) and changes to the compensation of the non-employee directors; and (viii) overseeing the preparation of the compensation discussion and analysis and recommending to the full Board its inclusion in AirNet’s proxy statement in accordance with applicable AMEX Rules and applicable SEC rules. Additional information concerning the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is addressed under the caption “COMPENSATION DISCUSSION AND ANALYSIS” below.
     The Compensation Committee has the authority to retain consultants to assist in the evaluation of director, Chief Executive Officer or senior management compensation. The Compensation Committee has sole authority to retain and terminate any such compensation consultants, including sole authority to approve the consultants’ fees and other retention terms.
     The Compensation Committee held eight meetings during the 2006 fiscal year. The compensation discussion and analysis regarding executive compensation for the 2006 fiscal year begins on page ___ and the Compensation Committee Report for the 2006 fiscal year is on page ___.
     Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee is currently comprised of James M. Chadwick (Chair), James E. Riddle and Gerald Hellerman. Each of Messrs. Hellerman and Riddle also served on the Nominating and Corporate Governance Committee throughout the 2006 fiscal year. Mr. Chadwick was appointed to the Nominating and Corporate Governance Committee on August 3, 2006 and appointed Chair of such Committee on February 27, 2007. David P. Lauer served as a member of the Nominating and Corporate Governance Committee during the 2006 fiscal year until his resignation from the Board on May 11, 2006. Bruce D. Parker served as a member and Chair of the Nominating and Corporate Governance Committee during the 2006 fiscal year until December 28, 2006, when he resigned as a member of the Nominating and Corporate Governance Committee immediately prior to and in connection with his election as Chief Executive Officer and President of AirNet. AirNet’s Board has determined that each member of the Nominating and Corporate Governance Committee qualifies as an independent director under the applicable AMEX Rules. During their tenure on the Nominating and Corporate Governance Committee, each of Messrs. Lauer and Parker was determined by AirNet’s Board to qualify as an independent director under applicable AMEX Rules.
     The Nominating and Corporate Governance Committee is organized and conducts its business pursuant to a written charter adopted by the Board. A copy of the Nominating and Corporate Governance Committee’s charter, as amended, is posted under the “Corporate Governance” link on the “Investor Relations” page of AirNet’s website at www.airnet.com. Shareholders may also obtain a copy of the Nominating and Corporate Governance Committee charter, without charge, by writing to the Chief Financial Officer, Treasurer and Secretary of AirNet at AirNet Systems, Inc., 7250 Star Check Drive, Columbus, Ohio 43217, Attention: Gary W. Qualmann. The Nominating and Corporate Governance Committee periodically reviews and reassesses the adequacy of its charter and recommends changes to the full Board as necessary.
     The purpose of the Nominating and Corporate Governance Committee is to provide oversight on a broad range of issues surrounding the composition and operation of the Board. The primary responsibilities of the Nominating and Corporate Governance Committee include: (i) establishing and articulating the qualifications, desired background and selection criteria for members of the Board; (ii) developing a policy with regard to the consideration of candidates for election or appointment to the Board recommended by shareholders of AirNet and procedures to be followed by shareholders in submitting such recommendations; (iii) making recommendations to the full Board concerning all nominees for Board membership, including the re-election of existing Board members and the filling of any vacancies; (iv) evaluating and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments; (v) periodically reviewing and making recommendations to the full Board regarding director compensation and stock ownership; (vi) developing and periodically reviewing a set of written corporate governance guidelines applicable to AirNet in accordance with applicable laws, rules, regulations and listing standards; (vii) overseeing the annual review of the effectiveness of the operation of the Board and the Board committees; and (viii) considering matters related to the retirement of Board members, including consideration of a recommended retirement age. Pursuant to its charter, the Nominating and Corporate Governance Committee has the sole authority to retain consultants and search firms to assist in the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm.
     The Nominating and Corporate Governance Committee held two meetings during the 2006 fiscal year.
     Strategy Committee
     On December 16, 2005, AirNet’s Board established a Strategy Committee to work with management on the ongoing business strategy and alternatives for AirNet to enhance shareholder value. The Strategy Committee was comprised of Bruce D. Parker (Chair) and James M. Chadwick. The Strategy Committee met 45 times during the 2006 fiscal year. The Strategy Committee was dissolved on February 27, 2007.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Compensation Committee of AirNet’s Board is currently comprised of James E. Riddle (Chair), James M. Chadwick and Gerald Hellerman. David P. Lauer served as a member of the Compensation Committee during the 2006 fiscal year until his resignation from the Board on May 11, 2006. Bruce D. Parker served as a member of the Compensation Committee during the 2006 fiscal year until December 28, 2006, when he resigned as a member of the Compensation Committee immediately prior to and in connection with his election as Chief Executive Officer and President of AirNet. Each of Messrs. Hellerman and Riddle also served on the Compensation Committee throughout the 2006 fiscal year. Mr. Chadwick was appointed to the Compensation Committee effective February 27, 2007.
     All of the current members of the Compensation Committee qualify as independent directors under the applicable AMEX Rules and during their tenure on the Compensation Committee, each of Messrs. Lauer and Parker qualified as an independent director under the applicable AMEX Rules. No current member of the Compensation Committee is a present or past employee or officer of AirNet or any of AirNet’s subsidiaries. Neither Mr. Lauer nor Mr. Parker was an employee or officer of AirNet or any of AirNet’s subsidiaries during his tenure on the Compensation Committee or prior thereto. None of the current members of the Compensation Committee has had, and during their tenure on the Compensation Committee, neither Mr. Lauer nor Mr. Parker had, any relationship with AirNet or any of AirNet’s subsidiaries requiring disclosure under any paragraph of Item 404 of SEC Regulation S-K.
     None of AirNet’s executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on AirNet’s Board or Compensation Committee.
EXECUTIVE OFFICERS OF AIRNET
     The following table identifies the executive officers of AirNet. The executive officers are elected annually and serve at the pleasure of the Board and, in the case of Bruce D. Parker, Gary W. Qualmann, Larry M. Glasscock, Jr. and Jeffery B. Harris, pursuant to employment agreements. This table lists each executive officer’s age as of the date of this Proxy Statement as well as the positions held by each executive officer with AirNet and his individual business experience. There are no family relationships among any of the directors and current executive officers of AirNet.

Name	Age	Positions
Bruce D. Parker	59	Chairman of the Board, Chief Executive Officer, President and a director

Gary W. Qualmann	55	Chief Financial Officer, Treasurer and Secretary

Larry M. Glasscock, Jr.	50	Senior Vice President, Express Services

Jeffery B. Harris	48	Senior Vice President, Bank Services

Ray L. Druseikis	55	Vice President of Finance, Controller and Principal Accounting Officer

Craig A. Leach	50	Vice President, Information Systems
Bruce D. Parker was elected as AirNet’s Chief Executive Officer and President effective December 28, 2006 and as AirNet’s Chairman of the Board effective December 31, 2006. He is the Founder and President of IT Management Group, LLC, a specialty consulting group that advises and manages information technology organizations for corporations in Europe and the United States. Mr. Parker served as Executive Vice President of Sapient Corporation, a business and technology consulting firm, from December 1999 until his retirement in July 2002. From December 1997 to December 1999, Mr. Parker served as Senior Vice President and Chief Information Officer at United Airlines, Inc. From September 1994 to December 1997, Mr. Parker was Senior Vice President — Management Information Systems and Chief Information Officer at Ryder System, Inc., a company providing transportation and supply-chain management solutions. Mr. Parker is also a director of Sapient Corporation.
Gary W. Qualmann has served as AirNet’s Chief Financial Officer, Treasurer and Secretary since September 2003. From February 2002 through August 2003, Mr. Qualmann served as Chief Financial Officer and Treasurer of Metatec, Inc., a manufacturer and distributor of electronic media which filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on October 17, 2003. Mr. Qualmann provided financial consulting services to Metatec, Inc. from October 2001 through February 2002. From March 1996 until June 2001, Mr. Qualmann was Chief Financial Officer, Treasurer and Secretary of MindLeaders.com, Inc., an e-learning company based in Columbus, Ohio. From May 1988 until July 1995, Mr. Qualmann served as Executive Vice President and Chief Financial Officer of Red Roof Inns, Inc., a lodging company based in Hilliard, Ohio.
Larry M. Glasscock, Jr. has served as AirNet’s Senior Vice President, Express Services since February 2003. From February 2002 through February 2003, Mr. Glasscock served as Senior Vice President of Evercom Systems, Inc., a national provider of telecom services. From April 2001 through February 2002, Mr. Glasscock served as Executive Vice President of NextJet Technologies, a software and technology solutions organization. Mr. Glasscock served as Chief Executive Officer of Expedited Delivery Systems, Inc., a time-definite trucking concern, from August 1999 to September 2000 and as its President and Chief Operating Officer from January 1998 through August 1999.
Jeffery B. Harris has served as AirNet’s Senior Vice President, Bank Services since May 2000. Mr. Harris joined AirNet in June 1996 as the relationship manager for Banking Sales and was appointed Vice President, Sales in the banking division in October 1997.
Ray L. Druseikis has served as AirNet’s Vice President of Finance, Controller and Principal Accounting Officer since June 30, 2005. Mr. Druseikis had served as an independent consultant to AirNet from June 30, 2004 until his election as an officer of AirNet, providing assistance in the process of documenting and testing AirNet’s internal control over financial reporting for purposes of satisfying the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Prior to joining AirNet, Mr. Druseikis had provided contract accounting and financial consulting services to publicly-traded and privately-owned companies since October 2002. In addition, from September 2003 to April 2004, Mr. Druseikis served as the Chief Financial Officer of SEA, Ltd., a privately-owned forensic engineering services company. From February 2000 to March 2002, Mr. Druseikis served as Corporate Controller for The Dispatch Printing Company, a privately-owned enterprise with varies business interests in media, real estate and venture capital. From January 1997 to February 2000, Mr. Druseikis served as Controller and Chief Accounting Officer for Crown NorthCorp Inc., a publicly-traded real estate financial services company.

Craig A. Leach has served as AirNet’s Vice President, Information Systems since January 2000. Mr. Leach established AirNet’s Information Systems Department in 1985 and was named Director of Information Systems in 1996.
COMPENSATION DISCUSSION AND ANALYSIS
[To be included in definitive proxy statement]
COMPENSATION COMMITTEE REPORT
[To be included in definitive proxy statement]
EXECUTIVE COMPENSATION
[To be included in definitive Proxy Statement]
Equity Compensation Plan Information
     AirNet has three equity compensation plans under which common shares may be issued to eligible officers, directors or employees of AirNet and its subsidiaries in exchange for consideration in the form of goods or services: the 1996 Incentive Stock Plan, the 2004 Stock Incentive Plan and the AirNet Systems, Inc. Director Deferred Compensation Plan (the “Director Deferred Plan”). The 1996 Incentive Stock Plan and the 2004 Stock Incentive Plan have been approved by the shareholders of AirNet, while the Director Deferred Plan has not.
     The following table shows, as of December 31, 2006: (a) the number of common shares issuable upon exercise of outstanding options granted under the 1996 Incentive Stock Plan and the 2004 Stock Incentive Plan, and outstanding rights to purchase granted pursuant to the stock purchase program portion of the 2004 Stock Incentive Plan; (b) the weighted average exercise price of outstanding options granted under the 1996 Incentive Stock Plan and the 2004 Stock Incentive Plan; and (c) the number of common shares remaining available for future issuance under the 2004 Stock Incentive Plan, excluding common shares issuable upon exercise of outstanding options and rights to purchase. As of December 31, 2006, none of the directors of AirNet was participating in the Director Deferred Plan.

			Number of common shares
	Number of common		remaining available for
	shares to be issued upon	Weighted-average	future issuance under
	exercise of outstanding	exercise price of	equity compensation plans
	options, warrants and	outstanding options,	(excluding common shares
	rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by shareholders	830,344 (1)	$6.43 (2)	752,885 (3)

Equity compensation plans not approved by shareholders	— (4)	n/a	— (5)

Total	830,344	$6.43	752,885

(1)	Includes 637,550 common shares issuable upon the exercise of options granted under the 1996 Incentive Stock Plan, 190,000 common shares issuable upon the exercise of options granted under the 2004 Stock Incentive Plan, and 2,794 common shares subject to outstanding rights to purchase granted pursuant to the stock purchase program portion of the 2004 Stock Incentive Plan.

(2)	Represents the weighted-average exercise price of outstanding options granted under the 1996 Incentive Stock Plan and the 2004 Stock Incentive Plan. Rights to purchase common shares under the stock purchase program portion of the 2004 Stock Incentive Plan are priced based on the lesser of 85% of the fair market value of AirNet’s common shares on the first business day of the offering period or 85% of the fair market value of AirNet’s common shares on the last business day of the offering period. All of the 2,794 rights to purchase common shares outstanding as of December 31, 2006 under the stock purchase program portion of the 2004 Stock Incentive Plan were exercised on March 19, 2007 at a price of $2.54 per share.

(3)	No further grants may be made under the 1996 Incentive Stock Plan. Of the 752,885 common shares remaining available for issuance under the 2004 Stock Incentive Plan as of December 31, 2006, 92,885 common shares are reserved for issuance under the stock purchase program portion of the 2004 Stock Incentive Plan.

(4)	As of December 31, 2006, none of the directors of AirNet was participating in the Director Deferred Plan.

(5)	The number of common share equivalents attributable to participants’ accounts under the Director Deferred Plan will depend upon the number of non-employee directors of AirNet electing to defer their fees, the amount deferred by each non-employee director and whether the deferred fees are allocated to a stock account or a cash account under the Director Deferred Plan. The Director Deferred Plan does not specify a limit as to the number of common shares which may be issued thereunder. Please see the description of the Director Deferred Plan under the caption “DIRECTOR COMPENSATION — Director Deferred Compensation Plan.”
DIRECTOR COMPENSATION
[To be included in definitive proxy statement]
TRANSACTIONS WITH RELATED PERSONS
Review, Approval or Ratification of Transactions with Related Persons
     Pursuant to the terms of its written charter, the Audit Committee of AirNet’s Board is responsible for reviewing and making recommendations to the Board with respect to any proposed transaction involving AirNet or any subsidiary of AirNet, and any director or executive officer of AirNet or any subsidiary of AirNet, or any such transaction involving an immediate family member of any such director or executive officer or involving any entity in which any such director or executive officer has more than a modest financial interest. Further, under AirNet’s Code of Business Conduct and Ethics, the Audit Committee is responsible for reviewing and overseeing all actions and transactions in which the personal interests of an officer or director may be in conflict with those of AirNet and determining whether any such action or transaction represents a potential conflict of interest. A transaction creates a potential conflict of interest when business judgments or decisions may be influenced by personal interests not shared by AirNet as a whole. A conflict of interest may, for example, arise when an officer or director, or a member of his family, has an interest in a transaction to which AirNet or one of its subsidiaries is a participant, competes with AirNet or one of its subsidiaries, uses corporate property for personal gain or takes advantage of an opportunity that belongs to AirNet or one of its subsidiaries. Under AirNet’s Code of Business Conduct and Ethics, AirNet’s officers and directors must report transactions involving a potential conflict of interest to the Chairman of the Audit Committee for review and approval by the Audit Committee. When reviewing a transaction involving a potential conflict of interest, the Audit Committee will consider all of the relevant facts and circumstances and either approve or disapprove of the transaction. While the relevant facts and circumstances will vary depending on the transaction, they generally include:
▪	the benefits to AirNet or one of its subsidiaries of the transaction;

▪	the terms of the transaction;

▪	the interest of the officer or director (or a member of his family) in the transaction;

▪	the alternatives to entering into the transaction;

▪	whether the transaction is on terms comparable to those available to third parties; and

▪	the overall fairness of the transaction.
     To the extent practicable, all transactions involving a potential conflict of interest will be approved in advance. If a transaction involving a potential conflict of interest that has not been pre-approved is discovered or, to the extent advance approval is not practicable, the Audit Committee will promptly consider all of the relevant facts and circumstances. If the transaction is ongoing, the Audit Committee will ratify, amend or terminate the transaction as it deems appropriate. If the transaction has been completed, the Audit Committee will consider if rescission of the transaction is appropriate and whether disciplinary action is warranted.
Transactions with Related Persons since January 1, 2006
     One of AirNet’s directors, Russell M. Gertmenian, is a partner with the law firm of Vorys, Sater, Seymour and Pease LLP and serves as Chair of that firm’s Management Committee and Executive Committee. Vorys, Sater, Seymour and Pease LLP rendered legal services to AirNet and its subsidiaries during the 2006 fiscal year and continues to do so during the 2007 fiscal year. During the 2006 fiscal year, Vorys, Sater, Seymour and Pease LLP was paid approximately $552,000 in fees and expenses in connection with such legal services. This amount represents less than 1% of such firm’s 2006 gross revenues. These legal services were provided on an arm’s-length basis, and paid for at fair market value. AirNet believes that such services were effected on terms no less favorable to AirNet than those that would have been realized in transactions with unaffiliated entities or individuals. Consistent with its responsibility, the Audit Committee has reviewed and approved the relationship with Vorys, Sater, Seymour and Pease LLP as being consistent with the best interests of AirNet and its subsidiaries.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Pursuant to Section 16(a) of the Exchange Act, ownership of and transactions in AirNet’s common shares by officers, directors and persons who beneficially own more than 10% of the common shares for purposes of Section 16 of the Exchange Act, are required to be reported to the SEC. Based solely on a review of copies of the reports furnished to AirNet and written representations that no other reports were required, AirNet believes that during the 2006 fiscal year, all filing requirements were complied with.
AUDIT COMMITTEE MATTERS
Report of the Audit Committee for the 2006 Fiscal Year
     In accordance with the applicable SEC rules, the Audit Committee has issued the following report:
     Role of the Audit Committee, Independent Registered Public Accounting Firm and Management
     The Audit Committee is currently comprised of three directors who qualify as independent directors under the applicable AMEX Rules and SEC Rule 10A-3. The Audit Committee operates under a written charter adopted by the Board. In accordance with its charter, on behalf of the Board, the Audit Committee oversees the accounting and financial reporting processes of AirNet and its subsidiaries as well as the annual independent audit of AirNet’s consolidated financial statements. In particular, the Audit Committee assists the Board in overseeing: (i) the integrity of AirNet’s consolidated financial statements; (ii) AirNet’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of AirNet’s independent registered public accounting firm; and (iv) the performance of AirNet’s internal audit function and its independent registered public accounting firm. The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm employed by AirNet. Ernst & Young LLP (“E&Y”) was appointed by the Audit Committee to serve as the independent registered public accounting firm for AirNet for the 2006 fiscal year.
     During the 2006 fiscal year, the Audit Committee met five times, and the Audit Committee discussed with AirNet’s management and E&Y the interim financial and other information contained in each quarterly earnings announcement and periodic filings with the SEC prior to public release of such information.

     AirNet’s management has the responsibility for the preparation, presentation and integrity of AirNet’s consolidated financial statements, for the appropriateness of the accounting principles and reporting policies that are used by AirNet and AirNet’s subsidiaries and for AirNet’s accounting and financial reporting processes, including the establishment and maintenance of AirNet’s system of internal control over financial reporting. E&Y is responsible for performing an audit of AirNet’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing E&Y’s report on those consolidated financial statements based on such audit and for reviewing AirNet’s unaudited interim consolidated financial statements. The Audit Committee’s responsibility is to provide independent, objective oversight of these processes.
     Review and Discussion with Independent Registered Public Accounting Firm and Management
     In discharging its oversight responsibilities as to the audit process, the Audit Committee met with AirNet’s management and E&Y throughout the year. The Audit Committee met with E&Y, with and without management present, to discuss the results of E&Y’s audit, E&Y’s evaluation of AirNet’s system of internal control over financial reporting and the overall quality of AirNet’s financial reporting. In addition, the Audit Committee reviewed and discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
     The Audit Committee has received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, relating to that firm’s independence and discussed with E&Y that firm’s independence. The Audit Committee has discussed with E&Y any relationships with or services to AirNet or any of AirNet’s subsidiaries that may impact the objectivity and independence of E&Y, including the non-audit services rendered by E&Y, and the Audit Committee has satisfied itself as to E&Y’s independence.
     AirNet’s management has represented to the Audit Committee that AirNet’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2006, were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed those audited consolidated financial statements with management and E&Y.
     Conclusion
     Based on the Audit Committee’s discussions with AirNet’s management and E&Y and the Audit Committee’s review of the report of E&Y to the Audit Committee, the Audit Committee recommended to the Board that AirNet’s audited consolidated financial statements be included in AirNet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.
     Submitted by the Audit Committee of the Board of Directors:
     Gerald Hellerman (Chair); James M. Chadwick; James E. Riddle
Pre-Approval of Services Performed by Independent Registered Public Accounting Firm
     Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm employed by AirNet in order to ensure that those services do not impair that firm’s independence from AirNet. The SEC rules specify the types of non-audit services that an independent registered public accounting firm may not provide to its client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.
     Consistent with the SEC rules, the charter of the Audit Committee requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by AirNet’s independent registered public accounting firm to AirNet or any of its subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and, if it does, the decision of that member must be presented to the full Audit Committee at its next scheduled meeting.

     All services proposed to be provided by the independent registered public accounting firm are discussed with the Audit Committee by both the independent registered public accounting firm and AirNet’s Chief Financial Officer. These discussions address whether, in their view, the provision of the proposed services is consistent with SEC rules governing the independence of the independent registered public accounting firm.
Fees of Independent Registered Public Accounting Firm
     E&Y was employed by AirNet during each of the 2006 and 2005 fiscal years. The aggregate fees billed to AirNet and its subsidiaries by E&Y for each of the 2006 fiscal year and the 2005 fiscal year were as follows:

	2006	2005
	Fiscal Year	Fiscal Year
Audit Fees	$348,217	$280,301
Audit-Related Fees	$0	$17,000
Tax Fees	$123,325	$12,146
All Other Fees	$0	$0

Total	$471,542	$309,447

     In the above table, in accordance with the applicable SEC rules, “audit fees” include fees for professional services rendered by E&Y in connection with the audit of AirNet’s annual consolidated financial statements and reviews of the consolidated financial statements included in AirNet’s Quarterly Reports on Form 10-Q. In addition, the “audit fees” for the 2005 fiscal year include fees for services rendered by E&Y in connection with filings made by AirNet with the SEC. “Audit-related fees” include fees for services rendered in connection with the audit of AirNet’s Retirement Savings Plan and internal control reviews. “Tax fees” include fees for tax planning, research and compliance services.
     All of the services rendered by E&Y to AirNet and its subsidiaries for each of the 2006 fiscal year and the 2005 fiscal year had been pre-approved by the Audit Committee.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     As noted above, E&Y served as AirNet’s independent registered public accounting firm for the 2006 fiscal year and in that capacity, rendered a report on AirNet’s consolidated financial statements as of and for the fiscal year ended December 31, 2006. In addition, the Audit Committee has appointed E&Y to serve as AirNet’s independent registered public accounting firm for the 2007 fiscal year. E&Y has served as AirNet’s independent auditors/independent registered public accounting firm since 1989.
     Representatives of E&Y are expected to be present at the 2007 Annual Meeting, will be available to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
     The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports and proxy statements) to households. This method of delivery, often referred to as “householding,” would permit AirNet to send a single annual report and/or a single proxy statement to any household at which two or more different shareholders reside if AirNet believes such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the shareholder(s) must consent to the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces AirNet’s expenses. AirNet may institute householding in the future and will notify registered shareholders who will be affected by householding at that time.
     Many brokerage firms and other holders of record have instituted householding. If your family has one or more “street name” accounts under which you beneficially own common shares of AirNet, you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or AirNet’s 2006 Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
     AirNet shareholders seeking to bring business before the 2008 Annual Meeting of Shareholders, or to nominate candidates for election as directors at the 2008 Annual Meeting of Shareholders, must provide timely notice thereof in writing to AirNet’s Secretary. To be timely, a shareholder’s notice must be personally delivered to or mailed and received at the principal executive offices of AirNet not less than 60 days nor more than 90 days prior to the date of the meeting. However, if less than 70 days’ notice or prior public disclosure of the date of the 2008 Annual Meeting is given or made to the shareholders, notice by a shareholder to be timely must be received no later than the close of business on the tenth day following the day on which the notice of the date of the 2008 Annual Meeting was mailed or the public disclosure was made. AirNet’s Code of Regulations specifies certain requirements for a shareholder’s notice to be in proper written form. The requirements applicable to nominations are described above under the caption “CORPORATE GOVERNANCE — Nominating Procedures.” The foregoing requirements will not, however, prevent any shareholder proposal from being considered timely submitted if the shareholder proposal is submitted in compliance with Rule 14a-8 under the Exchange Act. Pursuant to Rule 14a-8, proposals by shareholders intended to be presented at the 2007 Annual Meeting of Shareholders must be in the form specified in Rule 14a-8 and received by the Secretary of AirNet no later than January ___, 2008 to be eligible for inclusion in AirNet’s proxy card, notice of meeting and proxy statement relating to such meeting and should be mailed to AirNet Systems, Inc., 7250 Star Check Drive, Columbus, Ohio 43217, Attention: Secretary.
OTHER BUSINESS
     As of the date of this Proxy Statement, the Board knows of no matter that will be presented for action by the shareholders at the 2007 Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders properly comes before the 2007 Annual Meeting, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgments in light of the conditions then prevailing, to the extent permitted under the applicable law.
     The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed and delivered to shareholders by its authority.

By Order of the Board of Directors,

April ___, 2007	Gary W. Qualmann
Secretary

Appendix A
AMENDMENT TO
CODE OF REGULATIONS
SECTIONS 1.04(A) AND (B)
  The current text of Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations reads as follows:
(A) Written notice stating the time, place and purposes of a meeting of the shareholders shall be given either by personal delivery or by mail not less than seven nor more than sixty days before the date of the meeting, (1) to each shareholder of record entitled to notice of the meeting, (2) by or at the direction of the president or the secretary. If mailed, such notice shall be addressed to the shareholder at his address as it appears on the records of the corporation. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at such meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in the manner provided by law, the Articles or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.
(B) Following receipt by the president or the secretary of a request in writing, specifying the purpose or the purposes for which the persons properly making such request have called a meeting of shareholders, delivered either in person or by registered mail to such officer by any persons entitled to call a meeting of shareholders, such officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than seven nor more than sixty days after the receipt of such request, as such officer may fix. If the notice is not given within fifteen days after the receipt of such request by the president or the secretary, then, and only then, the persons properly calling the meeting may fix the time of meeting and give notice thereof in accordance with the provisions of the Regulations.
     If the amendments proposed for adoption by the shareholders as described in the section captioned “PROPOSED AMENDMENTS TO SECTIONS 1.04(A) AND 1.04(B) OF AIRNET’S CODE OF REGULATIONS” of this Proxy Statement are adopted, then Sections 1.04(A) and 1.04(B) would be amended to read in their entirety as follows:
Section 1.04. Notice of Meetings.
(A) Written notice stating the time, place and purposes of a meeting of the shareholders shall be given either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given, not less than ten nor more than sixty days before the date of the meeting (i) to every shareholder of record entitled to notice of the meeting (ii) by or at the direction of the president, the secretary, or another officer expressly authorized by action of the directors to give such notice. If mailed or sent by overnight delivery service, such notice shall be sent to the shareholder at such shareholder’s address as it appears on the records of the corporation. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for those transmissions. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at such meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in the manner provided by law, the Articles or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.

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(B) Upon request in writing delivered either in person or by registered mail to the president or the secretary, specifying the purpose or the purposes for which the persons properly making such request have called a meeting of shareholders, that officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than ten nor more than sixty days after the receipt of such request, as the officer may fix. If the notice is not given within fifteen days after the receipt of such request by the president or the secretary, then, and only then, the persons properly calling the meeting may fix the time of the meeting and give notice thereof in accordance with the provisions of the Regulations, or cause the notice to be so given by any designated representative.

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AIRNET

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MR A SAMPLE
DESIGNATION (IF ANY)
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Annual Meeting Proxy Card

Election of Directors

Amendment of Code of Regulations

The undersigned shareholder(s) authorize the individuals designated to vote this proxy, to vote in their discretion, to the extent permitted by applicable law, upon any other matters (none known at the time of solicitation of this proxy) which properly come before the Annual Meeting or any adjournment(s) thereof and if a nominee named above is unable or unwilling to serve, for such substitute nominee as the directors of the Company may recommend.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed. — Date and Sign Below

Please sign below exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign in entity name by an authorized person. (Please note any change of address on this proxy card.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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. NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR each of the listed nominees and FOR Proposal 2. Election of Directors 1. To elect as a director of the Company each of the nominees listed below, to serve for a term expiring at the 2008 Annual Meeting of Shareholders (except as marked to the contrary). +B For Withhold For Withhold For Withhold 01 — James M. Chadwick 02 — Russell M. Gertmenian 03 — Gerald Hellerman 04 — Bruce D. Parker 05 — James E. Riddle Amendment of Code of Regulations For Against Abstain 2.Toadopttheproposedamendmentsto S ections 1.04 (A) and 1.04 (B) of the shareholders be given Company’s Code of notice atleast10days(butnot morethan60days)inadvanceofallshareholdermeetings permitelectronicnoticesofmeetingsoftheshareholders. and The undersigned shareholder(s) authorize the individuals designated to at the time of solicitation of this proxy) which properly come before the such substitute nominee as the directors of the Company may recommend. B Non-Voting Items Change of Address — Please print new address below. C AuthorizedSignaturesSignHere Thissectionmustbecompletedforyourinstructionstobeexecuted. DateandSignBelow Pleasesignbelowexactlyasyournameappearshereon.Whencommonsharesareregisteredintwonames,bothshareholde rsshouldsign.Whensigningasexecutor,administrator,trustee, guardian,attorneyoragent,pleasegivefulltitleassuch.Ifshareholderisacorporation,pleasesigninfullcorpo ratenamebyPresidentorotherauthorizedofice r.Ifshareholderisa partnershiporotherentity,pleasesigninentitynamebyanauthorizedperson.(Pleasenoteanychangeofaddressont hisproxycard.) Date(mm/dd/yyyy) Pleaseprintdatebelow. Signature1 Pleasekeepsignaturewithinthebox. Signature2 Pleasekeepsignaturewithinthebox. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN1 U P X 0 1 3 4 8 9 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Revocable Proxy — AirNet Systems, Inc. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned holder(s) of common shares of AirNet Systems, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints Bruce D. Parker and Gary W. Qualmann, and each of them, the lawful agents and proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on June 6, 2007, at the Courtyard® by Marriott® Columbus Airport, 2901 Airport Drive, Columbus, Ohio 43219, at 10:00 a.m., Eastern Daylight Saving Time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof. The common shares represented by this proxy card, when properly executed, will be voted in the manner directed herein. If no direction is given, the common shares represented by this proxy card, when properly executed, will be voted FOR the election of each of the nominees listed in Proposal Number 1 as a director of the Company and FOR Proposal Number 2 to adopt the proposed amendments to Sections 1.04 (A) and 1.04 (B) of the Company’s Code of Regulations. If any other matters are properly brought before the Annual Meeting or any adjournment or if a nominee for election as a director named in the proxy statement is unable to serve or for good cause will not serve, the common shares represented by this proxy card will be voted in the discretion of the individuals designated to vote the proxy, to the extent permitted by applicable law, on such matters or for such substitute nominee(s) as the directors may recommend. ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED TO VOTE THE COMMON SHARES WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING ARE HEREBY REVOKED. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the June 6, 2007 meeting. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AIRNET SYSTEMS, INC. PLEASE ACT PROMPTLY — SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.